UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

WIZZARD SOFTWARE CORPORATION

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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	(4)	Proposed maximum aggregate value of transaction:

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☐	Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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	(2)	Form, Schedule or Registration Statement No.:

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	(4)	Date Filed:

5001 Baum Blvd, Suite 770

Pittsburgh, Pennsylvania 15213

December 8, 2011

Dear Stockholder:

You are cordially invited to attend the Special Meeting of Stockholders of Wizzard Software Corporation, a Colorado corporation, which will be held on Wednesday, February 8, 2012, starting at 2:00 p.m., Eastern Standard Time, at the Marriott Courtyard, 5308 Liberty Ave Pittsburgh, PA 15224.

The formal notice of the Special Meeting and the Proxy Statement has been made a part of this invitation.

In addition to the matters to be acted upon at the meeting, which are described in the attached Notice of Special Meeting of Stockholders and Proxy Statement, there will be a report with respect to the current status of our operations and an opportunity for you to ask questions.

Whether or not you plan to attend the meeting, the prompt execution of your proxy card will both assure that your shares are represented at the meeting and minimize the cost of proxy solicitation.

The Proxy Statement contains a more extensive discussion of the proposal that is to be submitted to a vote of stockholders and therefore you should read the Proxy Statement carefully.  The Board of Directors unanimously recommends that you approve the proposal.

Only stockholders of record at the close of business on December 7, 2011 are entitled to vote at the meeting. You are cordially invited to attend the meeting in person.

Sincerely,

/s/ Christopher J. Spencer
Christopher J. Spencer
Chairman and Chief Executive Officer

The Board encourages stockholders to attend the meeting in person. Whether or not you plan to attend the meeting, you are urged to execute your proxy card. The proxy may be revoked at any time before the shares are voted at the meeting. Stockholders who attend the meeting may vote their shares personally even though they have sent their proxies.

5001 Baum Blvd, Suite 770

Pittsburgh, Pennsylvania 15213

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON FEBRUARY 8, 2012

To the Stockholders of Wizzard Software Corporation:

The Special Meeting of Stockholders of Wizzard Software Corporation, a Colorado corporation, will be held on Wednesday, February 8, 2012, starting at 2:00 p.m., Eastern Standard Time, at the Marriott Courtyard, 5308 Liberty Ave., Pittsburgh, PA 15224, for the following purposes:

1.

To consider and vote upon a proposal to amend the Company’s Articles of Incorporation to effect a 1-for-12 reverse split of the issued and outstanding shares of the Company’s Common Stock, with all fractional shares that would otherwise result from such reverse split to be rounded up to the nearest whole share;

2.	To transact such other business as may properly come before the special meeting and any and all adjournments or postponements thereof.

Our Board of Directors has chosen the close of business on December 7, 2011, as the record date for determining the stockholders entitled to notice of, and to vote at, the special meeting. Only stockholders of record as of the record date are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof. A copy of our proxy statement and a proxy card accompany this notice. These materials will first be mailed to stockholders on or about December 28, 2011.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on February 8, 2012.

The Proxy Statement is available at http://specialmeeting.wizzardsoftware.com

By Order of the Board of Directors,

/s/ Douglas Polinsky
Douglas Polinsky
Director

December 8, 2011

PROXY STATEMENT

Special Meeting of Stockholders

To Be Held on February 8, 2012

GENERAL INFORMATION

This proxy statement and the accompanying form of proxy are being furnished to the stockholders of Wizzard Software Corporation, a Colorado corporation, in connection with the solicitation of proxies on behalf of the Board of Directors of Wizzard for use at Wizzard’s Special Meeting of Stockholders and any and all adjournments or continuations of the special meeting, to be held Wednesday February 8, 2012, starting at 2:00 p.m., Eastern Standard Time, at the Marriott Courtyard, 5308 Liberty Ave., Pittsburgh, PA 15224, for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders. These materials will be first mailed to stockholders on or about December 28, 2011.

When we use “Wizzard,” “we,” “us,” “our” or the “Company,” we are referring to Wizzard Software Corporation.

Important Notice of Internet Availability of Proxy Statement and Related Materials

As permitted by the federal securities laws, Wizzard is making this proxy statement available to our stockholders primarily via the Internet.  On or about December 28, 2011, we intend to mail to our stockholders (other than those who previously requested electronic or paper delivery) a Notice of Internet Availability, or "Notice," containing instructions on how to access these materials, including the proxy statement and proxy card. We intend to make this proxy statement available to our stockholders on or about December 28, 2011. This proxy statement is available for viewing on the Internet at: http://specialmeeting.wizzardsoftware.com.

If you received a Notice by mail, you will not receive a printed copy of the special meeting materials by mail unless you request printed materials. If you wish to receive printed materials, you should follow the instructions for requesting such materials contained in the Notice.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

What is the purpose of the special meeting?

At the special meeting, our stockholders will act upon the matters described in this proxy statement. These actions include: the approval to amend Wizzard’s Articles of Incorporation to effect a 1-for-12 reverse split of the issued and outstanding shares of the Company’s Common Stock.  An additional purpose of the special meeting is to transact any other business that may properly come before the special meeting and any and all adjournments or postponements of the special meeting.

Who can attend the special meeting?

All stockholders of record at the close of business on the record date, or their duly appointed proxies, may attend the special meeting.

What proposals will be voted on at the special meeting?

Stockholders will vote on the following proposal at the special meeting:

•

the approval to amend Wizzard’s Articles of Incorporation to effect a 1-for-12 reverse split of the issued and outstanding shares of the Company’s Common Stock, with all fractional shares that would otherwise result from such reverse split to be rounded up to the nearest whole share.

What are the Board’s recommendations?

Our Board recommends that you vote:

•	FOR amending Wizzard’s Articles of Incorporation to effect a 1-for-12 reverse split of the issued and outstanding shares of the Company’s Common Stock.

Will there be any other business on the agenda?

The Board knows of no other matters that are likely to be brought before the special meeting. If any other matters properly come before the special meeting, however, the persons named in the enclosed proxy, or their duly appointed substitute acting at the special meeting, will be authorized to vote or otherwise act on those matters in accordance with their judgment.

Who is entitled to vote?

Only stockholders of record at the close of business on December 7, 2011, which we refer to as the record date, are entitled to notice of, and to vote at, the special meeting. As of the record date, there were 97,306,263 shares of our common stock outstanding. Holders of common stock as of the record date are entitled to one vote for each share held for each of the proposals.

How do I vote my shares?

All stockholders who receive proxy materials will receive instructions for voting by mail, telephone, or by using the Internet.

What constitutes a quorum?

A quorum is the presence, in person or by proxy, of the holders of a majority of the shares of the common stock entitled to vote. Under Colorado law, an abstaining vote and a broker “non-vote” are counted as present and are, therefore, included for purposes of determining whether a quorum of shares is present at the special meeting.

What is a broker “non-vote” and what is its effect on voting?

A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have the discretionary voting authority with respect to that item and has not received instructions from the beneficial owner. Generally, shares held by brokers who do not have discretionary authority to vote on a particular matter and have not received voting instructions from their customers are not counted or deemed to be present or represented for purposes of determining whether stockholders have approved that matter. More specifically, broker “non-votes” are not included in the tabulation of the voting results for issues requiring approval of a majority of the shares present or represented by proxy and entitled to vote at the special meeting and, therefore, do not have an effect on the outcome of any of the proposals.

What is required to approve each item?

•

For the Proposal (amend the Articles of Incorporation to effect a 1-for-12 reverse split of the issued and outstanding shares of the Company’s Common Stock), the affirmative vote of the holders of a majority of the stockholders’ shares present in person or represented by proxy at the meeting and entitled to vote, is required.

•

For any other matters (other than the election of directors) on which stockholders of Wizzard are entitled to vote, the affirmative vote of the holders of a majority of the stockholders’ shares present in person or represented by proxy at the meeting and entitled to vote, is required.

For the purpose of determining whether the stockholders have approved the Proposal, abstentions are treated as shares present or represented and voting, so abstaining has the same effect as a negative vote. If stockholders hold their shares through a broker, bank or other nominee and do not instruct them how to vote, the broker may have authority to vote the shares.

How will shares of common stock represented by properly executed proxies be voted?

All shares of common stock represented by properly executed proxies will, unless such proxies have previously been revoked, be voted in accordance with the instructions indicated in such proxies. If you do not provide voting instructions, your shares will be voted in accordance with the Board’s recommendations on the items listed in the Notice of Special Meeting. In addition, if any other matters properly come before the special meeting, the persons named in the enclosed proxy, or their duly appointed substitute acting at the special meeting, will be authorized to vote or otherwise act on those matters in accordance with their judgment. If no choice is specified, the shares will be voted “FOR” the proposal to effect a reverse split of the Company’s Common Stock

Can I change my vote or revoke my proxy?

Any stockholder executing a proxy has the power to revoke such proxy at any time prior to its exercise. You may revoke your proxy prior to exercise by:

•	filing with us a written notice of revocation of your proxy,

•	submitting a properly signed proxy card bearing a later date, or

•	voting in person at the special meeting.

What does it mean if I receive more than one proxy card?

If your shares are registered under different names or are in more than one account, you will receive more than one proxy card. To ensure that all your shares are voted, please sign and return all proxy cards, or if you choose, vote by telephone or through the Internet using the personal identification number printed on each proxy card. We encourage you to have all accounts registered in the same name and address (whenever possible). You can accomplish this by contacting our transfer agent, Interwest Transfer Company, Inc.

Who paid for this proxy solicitation?

This proxy solicitation is made by the Company.  The cost of preparing, printing, assembling and mailing this proxy statement and other material furnished to stockholders in connection with the solicitation of proxies will be borne by us.

How are proxies solicited?

In addition to the mail solicitation of proxies, our officers, directors, employees and agents may solicit proxies by written communication, telephone or personal call. These persons will receive no special compensation for any solicitation activities. We will reimburse banks, brokers and other persons holding common stock for their expenses in forwarding proxy solicitation materials to beneficial owners of our common stock.

Am I entitled to dissenter’s rights?

Under Colorado law, stockholders are not entitled to dissenter’s rights in connection with any of the matters described in this proxy statement.

What are the interests of the Company’s directors and officers in the matters to be acted upon?

Except as indicated below, none of our directors, executive officers, nominees for election as directors, or any of their associates has any substantial interest, direct or indirect, by security holdings or otherwise, in any of the matters to be acted upon, that is not shared by all of our other common stockholders on a pro rata basis.

What are the requirements for presenting stockholder proposals?

Stockholders may submit proposals on matters appropriate for stockholder action at our next annual meeting of stockholders consistent with regulations adopted by the Securities and Exchange Commission (SEC) and our Bylaws. For such proposals to be considered for inclusion in the proxy statement and form of proxy relating to the 2012 annual meeting, we must receive them not later than January 1, 2012, or such later date as we may specify in our SEC filings. Your proposals should be addressed to Wizzard Software Corporation at 5001 Baum Blvd, Suite 770, Pittsburgh, PA 15213, Attn: Corporate Secretary.

We anticipate that proxies solicited in connection with our 2012 annual meeting will confer discretionary authority to vote on matters, among others, of which we do not receive notice prior to April 30, 2012.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Our Board of Directors has chosen the close of business on December 7, 2011 as the record date for determining the stockholders entitled to notice of, and to vote at, the special meeting.

Security Ownership of Certain Beneficial Owners and Management.

The following table sets forth certain information as of December 7, 2011 regarding the beneficial ownership of our common stock, for:

•	each person (or group of affiliated persons) who, insofar as we have been able to ascertain, beneficially owned more than 5% of the outstanding shares of our common stock;
•	each director;
•	each named executive; and
•	all directors and executive officers as a group.

We relied on information received from each stockholder as to beneficial ownership, including information contained on Schedules 13D and 13G and Forms 3, 4 and 5.  As of December 7, 2011, there were 97,306,263 shares of common stock outstanding, with each such share entitled to one vote on the proposed reverse split. As of that date, there were outstanding options to purchase 1,435,000 shares of common stock and outstanding warrants to purchase 5,972,815 shares of common stock.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (2)		Percent of Class
10% Stockholders:
None

Directors:
Douglas Polinsky	102,000		*
J. Gregory Smith	0
Denis Yevstifeyev	0
	4
Executive Officers:
Christopher Spencer, Chief Executive Officer	3,299,934	(3)	3.4%
John L. Busshaus, Chief Financial Officer	587,500	(4)	*
All directors and executive officers as a group (7 persons)	3,989,434		4.1%
*			Less than 1%
(1)			The address of each director and officer is c/o Wizzard Software Corporation, 5001 Baum Blvd. Suite 770, Pittsburgh, Pennsylvania 15213.
(2)

The persons named in this table have sole voting and investment power with respect to all shares of common stock reflected as beneficially owned by them. A person is deemed to be the beneficial owner of securities that can be acquired by such person within sixty (60) days from December 1, 2011, and the total outstanding shares used to calculate each beneficial owner’s percentage includes such shares, although such shares are not taken into account in the calculations of the total number of shares or percentage of outstanding shares. Beneficial ownership as reported does not include shares subject to option or conversion that are not exercisable within 60 days of December 1, 2011.

(3)			Includes 250,000 stock options that are vested or will vest within 60 days of December 1, 2011.
(4)			Includes 587,500 stock options that are vested or will vest within 60 days of December 1, 2011.

Changes in Control.

To the knowledge of the Company, there are no arrangements, including any pledge by any person of the Company’s securities, the operation of which may at a subsequent date result in a change in control of the Company.

PROPOSAL

APPROVAL OF AN AMENDMENT TO THE ARTICLES OF INCORPORATION TO EFFECT A 1-FOR-12 REVERSE SPLIT OF THE ISSUED AND OUTSTANDING SHARES OF THE COMPANY’S COMMON STOCK

General

Our stockholders are being asked to act upon a proposal to approve an amendment to the Company’s Articles of Incorporation (the “Amendment”), to effect a 1-for-12 reverse stock split of all of the outstanding shares of Common Stock of the Company (the “Reverse Stock Split”).  On November 21, 2011, the Board of Directors approved the Amendment to effectuate the Reverse Stock Split, subject to the approval of the Company’s common stockholders.

Except for adjustment that may result from the treatment of fractional shares as describe below, each stockholder will hold the same percentage of the Company’s common stock outstanding immediately following the Reverse Stock Split as such stockholder held immediately prior to the Reverse Stock Split.

If the Reverse Stock Split is approved by the stockholders, the Company will file an Amendment to the Articles of Incorporation with the Colorado Secretary of State reflecting the decrease in the issued and outstanding shares of common stock. The amendment will become effective on the date the Articles of Amendment is accepted for filing by the Colorado Secretary of State (the “Effective Date”).

Reasons For Reverse Stock Split

The primary reasons for the Reverse Stock Split are two-fold.  First, it is a requirement stipulated in the binding Memorandum of Understanding for the potential acquisition of FAB Enterprise Group Co., LTD.; Digital Entertainment International Ltd. (HK), Beijing; Dingtaoi Guanqun Culture Co. Ltd. (WOFE); Beijing FAB Culture Co., Ltd.; and Beijing FAB Digital Entertainment Products Co., Ltd. (hereinafter collectively referred to as “FAB”), the terms of which were disclosed in our Current Report on Form 8-K, dated August 2, 2011, and filed with the Securities and Exchange Commission on August 8, 2011.  Under the terms of the Memorandum, Wizzard is in the process of transacting a ‘spin-off’ of its healthcare operations through a special stock dividend to the shareholders of Wizzard as a separate public corporation.  FAB agrees the special stock dividend for the healthcare ‘spin-off’ applies only to Wizzard shareholders of record prior to any Wizzard/FAB acquisition.

Secondly, it is a requirement of the NYSE-AMEX exchange to maintain our listing on the exchange.  As shared in a press release on August 26, 2011, in a letter to Wizzard, the Exchange stated that it is concerned that Wizzard’s common stock, as a result of its low selling price, may not be suitable for auction market trading. Therefore, pursuant to Section 1003(f)(v) of the Company Guide, Wizzard’s continued listing is predicated on it effecting a reverse stock split of its common stock.  As a result of the foregoing, Wizzard has become subject to the procedures and requirements of Section 1009 of the Company Guide.

One purpose of the Reverse Stock Split is to increase the per share market price of the Company’s common stock to ensure compliance with NYSE Amex’s listing standards.  In addition, management believes that the decrease in the number of issued and outstanding shares of common stock as a consequence of the Reverse Stock Split, and the resultant increase in the price of the common stock, could encourage interest in the common stock and possibly promote greater liquidity for the Company’s stockholders.

There can be no assurances, however, that the foregoing events will occur, or that the market price of the common stock immediately after the Reverse Stock Split will be maintained for any period of time.  Moreover, there can be no assurance that the market price of the common stock after the proposed Reverse Stock Split will adjust to reflect the conversion ratio (e.g., if the market price is $0.20 before the Reverse Stock Split and the ratio is one (1) new share for every twelve (12) shares outstanding, there can be no assurance that the market price immediately after the Reverse Stock Split will be $2.40 (12x$0.20)), or that the market price following the Reverse Stock Split will either exceed or remain in excess of the current market price.

Effects of Reverse Stock Split on the Common Stock

If the proposed Reverse Stock Split is approved at the Special Meeting, at the Effective Date each outstanding share of common stock will immediately and automatically be changed into a fraction of a share of common stock based on the Reverse Stock Split ratio approved by the stockholders.  Thus, in a 1-for-12 Reverse Stock Split for example, if a stockholder currently owns 12,000 shares of Common Stock, following the Reverse Stock Split, the stockholder will own 1,000 shares of Common Stock – each share of Common Stock will have immediately and automatically have been changed into one-twelfth of a share of Common Stock.  Based on the 97,306,263 share of Common Stock outstanding as of the Record Date, the approximate number of shares of Common Stock that would be outstanding following the Reverse Stock Split would be 8,108,856.

No fractional shares of the Common Stock will be issued in connection with the proposed Reverse Stock Split.  Any fractional shares that a stockholder would otherwise be entitled to receive will be rounded up to the nearest whole share.  By way of example, if a stockholder holding 1,005 pre-split shares would otherwise be entitled to receive 83.75 post-split shares, he/she/it will actually receive 84 post-split shares.

Because the Reverse Stock Split will apply to all issued and outstanding shares of the common stock and outstanding rights to purchase common stock, the proposed Reverse Stock Split will not alter the relative rights and preferences of existing stockholders. The Reverse Stock Split will not affect any stockholder’s proportionate ownership interest in the Company and the proportionate voting rights of our common stockholders will not be affected.  Nor will the number of stockholders of record be affected.  The amendment to the Articles will, however, effectively increase the number of shares of common stock available for future issuance by the Board of Directors.

Stockholders have no right under Colorado law or the Company’s Amended Articles and Bylaws to dissent from the Reverse Stock Split.

Effects of Reverse Stock Split on Options and Warrants

The number of shares of common stock subject to outstanding options and warrants by the Company, and the number of shares reserved for future issuances under the Company’s stock incentive plans will be reduced by the same ratio as the reduction in the outstanding shares of common stock resulting from the Reverse Stock Split.  As of the record date for the Special Meeting there were stock options outstanding to purchase an aggregate of 1,435,000 shares of common stock, with exercise prices ranging from $0.18 to $2.20 per share, and warrants outstanding to purchase an aggregate of 5,972,815 shares of common stock with exercise prices ranging from $0.22 to $0.43 per share.  As of result of the Reverse Stock Split, the number of shares covered by each outstanding stock option and warrant will be reduced to one-twelfth of the number currently covered and the exercise price will be increased by twelve times the current exercise price.

Effectiveness of Reverse Stock Split

The Reverse Stock Split, if approved by the Company’s stockholders, will become effective upon the filing with the Colorado Secretary of State an Amendment to the Articles of Incorporation.  It is expected that this filing will occur shortly after the Special Meeting, assuming that the stockholders approve the Reverse Stock Split.

Effect on Legal Ability to Pay Dividends

The Board of Directors has not declared, nor does it have any plans to declare in the foreseeable future, any distributions of cash, dividends or other property, and the Company is not in arrears on any dividends.  Therefore, the Company does not believe that the Reverse Stock Split will have any effect with respect to future distributions, if any, to the Company’s stockholders, other than the fact that it will increase the number of shares available for such a distribution.

Certain Federal Income Tax Consequences

The following discussion of the material federal income tax consequences of the Reverse Stock Split is based upon the Internal Revenue Code of 1986, as amended (the ”Code”), Treasury regulations promulgated thereunder, judicial decisions, and current administrative rulings and practices, all as in effect on the date hereof, and any or all of which could be repealed, overruled or modified at any time, possibly with retroactive effect.  No ruling from the Internal Revenue Service (the “IRS”) with respect to the matters discussed herein has been requested, and there is no assurance that the IRS would agree with the conclusions set forth in this discussion.

This discussion may not address certain federal income tax consequences that may be relevant to particular stockholders in light of their personal circumstances (such as holders who do not hold their shares of common stock as capital assets within the meaning of Section 1221 of the Code, who are subject to the alternative minimum tax provisions of the Code, who hold their shares as a hedge or as part of a hedging, straddle, conversion or other risk reduction transaction, who are dealers in securities, banks, insurance companies, foreign individuals and entities, financial institutions or tax-exempt organizations, or who acquired their shares in connection with stock option or stock purchase plans or in other compensatory transactions). This discussion also does not address any tax consequences under state, local or foreign laws.

Stockholders are urged to consult their tax advisors as to the particular federal, state, local, or foreign tax consequences to them of the Reverse Stock Split.

Except as discussed below, a stockholder generally will not recognize a gain or loss by reason of such stockholder’s receipt of new shares of common stock pursuant to the Reverse Stock Split solely in exchange for shares of common stock held by such stockholder immediately prior to the Reverse Stock Split. A stockholder’s aggregate tax basis in the shares of common stock received pursuant to the Reverse Stock Split will equal the stockholder’s aggregate basis in the common stock exchanged therefore and will be allocated among the shares of common stock received in the Reverse Stock Split on a pro-rata basis.  Stockholders who have used the specific identification method to identify their basis in the shares of common stock held immediately prior to the Reverse Stock Split should consult their own tax advisers to determine their basis in the shares of common stock received in exchange therefore in the Reverse Stock Split.  A stockholder’s holding period in the shares of common stock received pursuant to the Reverse Stock Split will include the stockholder’s holding period in the shares of common stock surrendered in exchange therefore, provided the shares of common stock surrendered are held as capital assets at the time of the Reverse Stock Split.

Provisions with Potential Anti-Takeover Effects

Although this proposed amendment to the Company’s Articles of Incorporation is not intended for anti-takeover purposes, the rules of the Securities and Exchange Commission require disclosure of its potential anti-takeover effects.  The laws of the State of Colorado contain additional provisions that also may have the effect of delaying, deterring or preventing a change in control of the Company.  These provisions are described below.

The proposed Reverse Stock Split will increase the number of unissued shares of the Company.  This may have the effect of preventing or delaying the acquisition by third parties of a controlling interest in the Company.  Our ability to issue voting securities may lead to an increase in the number of votes required in order to approve a change in control of the Company and may make it more difficult for third parties to gain control of the Company through a tender offer, proxy contest, merger or other transaction.  The ability to prevent a change in control may deprive our stockholders of any benefits that may result from such a change in control, including the potential realization of a premium over the market price for the Company’s common stock that such a transaction may cause.  Furthermore, the issuance of a large block of additional shares to parties who may be deemed “friendly” to the Company’s Board of Directors may make it more difficult to remove incumbent directors from office, even if such removal would benefit our common stockholders. Despite these potential anti-takeover effects, the Board of Directors believes that the financial flexibility afforded by the one-for-twelve exchange ratio outweighs any potential disadvantages.  The Board of Directors has adopted the proposal to effectual the Reverse Stock Split with a view to such flexibility, and not with a view to its potential anti-takeover effects.  Our management and our Board of Directors have no present intention to use the reverse stock split for any anti-takeover purpose.  The reverse stock split is being presented so that Wizzard can comply with the requirements for the proposed acquisition of FAB and to comply with the NYSE Amex continued listing standards.

VOTING PROCEDURES

We will be able to conduct the special meeting if a quorum is present.  A quorum is the presence, in person or by proxy, of a majority of the shares of our outstanding common stock.  Assuming that a quorum is present at the special meeting, the affirmative vote of a majority of the Company’s outstanding common stock that is present at the special meeting, in person or by proxy, is required to approve the amendment to the Company’s Articles of Incorporation to effectuate the Reverse Stock Split.  All stockholders of record at the close of business on the record date, or their duly appointed proxies, may attend the special meeting. All stockholders who receive proxy materials will receive instructions for voting by mail, telephone, or by using the Internet.

Your Board of Directors unanimously recommends a vote FOR the approval of an amendment to the Articles of Incorporation to effect a 1-for-12 reverse stock split of the Company’s issued and outstanding  common stock.

YOUR VOTE IS IMPORTANT. WE URGE YOU TO SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND THAT THE PRESENCE OF A QUORUM MAY BE ASSURED. THE PROMPT RETURN OF YOUR SIGNED PROXY CARD, REGARDLESS OF THE NUMBER OF SHARES YOU HOLD, WILL AID US IN AVOIDING THE EXPENSE OF ADDITIONAL PROXY SOLICITATIONS. GIVING YOUR PROXY DOES NOT AFFECT YOUR RIGHT TO VOTE IN PERSON AT THE MEETING OR YOUR RIGHT TO RESUBMIT LATER DATED PROXY CARDS.

Wizzard Software Corporation

By Order of the Board of Directors,

/s/ Christopher J. Spencer

Christopher J. Spencer

Chief Executive Officer

WIZZARD SOFTWARE CORPORATION

ATTN: JOHN BUSSHAUS
5001 BAUM BLVD

SUITE 770

PITTSBURGH, PA 15213

VOTE BY INTERNET - www.proxyvote.com

Use  the  Internet  to  transmit  your  voting  instructions  and  for  electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off  date  or  meeting  date.  Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS

If  you  would  like  to  reduce  the  costs  incurred  by our company in mailing proxy materials, you can consent to receiving all future proxy  statements,  proxy  cards  and  annual  reports  electronically  via  e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that  you  agree  to  receive  or  access  shareholder  communications electronically  in  future  years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until

11:59 P.M. Eastern Time the day before the cut-off date or meeting date.

Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark,  sign  and  date  your  proxy  card  and  return  it  in  the  postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

WIZZARD SOFTWARE CORPORATION

THE BOARD OF DIRECTORS

RECOMMEND A VOTE “FOR” THE

PROPOSAL.

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

__________________________

Vote  on  Proposal

For   Against   Abstain

Approval of an amendment to the articles of incorporation to effect a 1-for 12 reverse split of

the issued and outstanding shares of the Company’s Common Stock with all fractional shares that    [  ]         [  ]          [  ]

would otherwise result from the reverse split to be rounded up to the nearest whole share.

Note: In their discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.

The  shares  represented  by  this  proxy  when  properly  executed  will  be  voted  in  the  manner  directed  herein  by  the  undersigned Stockholder(s).   If no direction is made, this proxy will be voted FOR the proposal.   If any other matters properly come before the meeting, or if cumulative voting is required, the person named in this proxy will vote in their discretion.

For  address  changes  and/or  comments,  please  check  this  box   [  ]

and write them on the back where indicated.

                                                                                        Yes     No

Please indicate if you plan to attend this meeting.          [  ]       [  ]

Please sign your name exactly as it appears hereon. When  signing  as  attorney,  executor,  administrator, trustee  or  guardian,  please  add  your  title  as  such. When signing as joint tenants, all parties in the joint tenancy must sign. If a signer is a corporation, please sign in full corporate name by duly authorized officer.

__________________________________                        ____________________________________

Signature [PLEASE SIGN WITHIN BOX]

Date                               Signature (Joint Owners)                           Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Proxy Statement is/are available at www.proxyvote.com.

WIZZARD SOFTWARE CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

SPECIAL MEETING OF STOCKHOLDERS

FEBRUARY 8, 2012

The stockholder(s)  hereby  appoint(s)  John Busshaus and  Christopher Spencer,  or  either  of  them,  as  proxies,  each  with  the  power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Wizzard Software Corporation that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 2:00PM, Eastern Time on February 8, 2012, at the Courtyard Marriot, 5308 Liberty Ave.,

Pittsburgh, PA 15224 and any adjournment or postponement  thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(s).  IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

Address  Changes/Comments:   ___________________________________________________________________________

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

CONTINUED AND TO BE SIGNED ON REVERSE SIDE